SCHEDULE II
                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-E'TOWN CORP

                    GABELLI FOUNDATION
                                11/29/00            4,500-           68.0000
                    GABELLI INTERNATIONAL LTD
                                11/29/00            1,000-           68.0000
                    GAMCO INVESTORS, INC.
                                11/29/00            3,000-           68.0000
                                11/29/00          443,000-           68.0000
                                11/27/00            2,000-           67.8125
                    GABELLI ASSOCIATES LTD
                                11/29/00           57,900-           68.0000
                    GABELLI FUND, LDC
                                11/29/00            1,000-           68.0000
                    GABELLI ASSOCIATES FUND
                                11/29/00          176,700-           68.0000
                     GABELLI FUNDS, LLC.
                         GABELLI MATHERS FUND
                                11/29/00            4,000-           68.0000
                         GABELLI UTILITY TRUST FUND
                                11/29/00           36,000-           68.0000
                         GABELLI GLOBAL TELECOMM FUND
                                11/29/00           10,000-           68.0000
                         GABELLI SMALL CAP GROWTH FUND
                                11/29/00           30,000-           68.0000
                         GABELLI CONVERTIBLE SECURITIES FUND
                                11/29/00           15,000-           68.0000
                         GABELLI ASSET FUND
                                11/29/00           35,000-           68.0000
                         GABELLI CAPITAL ASSET FUND
                                11/29/00            8,000-           68.0000
                         GABELLI ABC FUND
                                11/29/00           22,100-           68.0000


          (1) THE TRANSATIONS ON 11/29/00 WERE IN CONNECTION WITH THE MERGER DESCRIBED IN ITEM 5 OF THIS AMENDMENT TO SCHEDULE 13D. UNLESS OTHERWISE INDICATED, ALL OTHER TRANSACTIONS WERE EFFECTED
              ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.